OPTIMUM FUND TRUST

Optimum International Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2020

The Board of Trustees (Board) of the Fund has approved the appointment of Baillie Gifford Overseas Limited (Baillie) as a sub-advisor to the Optimum International Fund. It is currently anticipated that Baillie will replace EARNEST Partners LLC (EARNEST) as a sub-advisor to this Fund in late-April 2021.

On or about April 23, 2021, in connection with the appointment of Baillie as a sub-advisor to the Fund, the following will replace the first paragraph in the section of the Fund’s Statement of Additional Information (SAI) entitled "Investment Manager and Other Service Providers – Sub-Advisor”:

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate T. Rowe Price Associates, Inc. (“T. Rowe Price”), Massachusetts Financial Services Company (“MFS”), Columbus Circle Investors (“CCI”), Peregrine Capital Management, LLC (“Peregrine”), ClearBridge Investments, LLC (“ClearBridge”), LSV Asset Management (“LSV”), Cardinal Capital Management, L.L.C. (Cardinal), Acadian Asset Management LLC (“Acadian”), Baillie Gifford Overseas Limited (“Baillie”), Pacific Investment Management Company LLC (“PIMCO”), and Rothschild & Co (referred to individually as a “Sub-advisor” and collectively as the “Sub-advisors”) to:

(i) make investment decisions on behalf of their respective Funds;
(ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-advisors; and
(iii) perform certain limited related administrative functions in connection therewith.

In addition, on or about April 23, 2021, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – A. Other Accounts Managed – Optimum International Fund – EARNEST”:

Optimum International Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance- Based-Fees	Total Assets in Accounts with Performance- Based Fees
Baillie*
Andrew Stobart
Registered Investment Companies	7	$14,563 million	1	$207 million
Other Pooled Investment Vehicles	4	$3,145 million	1	$91 million
Other Accounts	48	$26,711 million	5	$3,033 million
Angus Franklin
Registered Investment Companies	5	$8,114 million	0	$0

Other Pooled Investment Vehicles	1	$392 million	0	$0
Other Accounts	35	$17,731 million	5	$3,033 million
Donald Farquharson
Registered Investment Companies	5	$8,114 million	0	$0
Other Pooled Investment Vehicles	2	$2,035 million	0	$0
Other Accounts	42	$22,051 million	6	$3,387 million
Jenny Davis
Registered Investment Companies	5	$8,114 million	0	$0
Other Pooled Investment Vehicles	1	$392 million	0	$0
Other Accounts	35	$17,731 million	5	$3,033 million
Toby Ross
Registered Investment Companies	5	$8,114 million	0	$0
Other Pooled Investment Vehicles	7	$2,755 million	0	$0
Other Accounts	38	$18,051 million	5	$3,033 million
Tom Walsh
Registered Investment Companies	5	$8,114 million	0	$0
Other Pooled Investment Vehicles	1	$392 million	0	$0
Other Accounts	35	$17,731 million	[5]	$3,033 million
*The information for Baillie’s portfolio managers is as of December 31, 2020.

In addition, on or about April 23, 2021, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – B. Description of Material Conflicts of Interest – International Fund – EARNEST”:

Baillie Gifford Overseas Limited

Baillie Gifford has a duty to act in the best interests of its clients and to treat them fairly when providing investment services. From time to time, there may be situations that give rise to a conflict of interest. A conflict can arise between the interests of Baillie Gifford, its partners and employees, and the interests of a client of Baillie Gifford. A conflict of interest can also arise between the interests of one client of Baillie Gifford and another client. In such circumstances we have put in place effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of our clients. In addition, where we pay or accept any fee or commission, or provide or receive any non-monetary benefit in relation to our investment services, we take care to ensure that such benefits do not place Baillie Gifford or any third party firm in a situation which would not be in compliance with the general duty to act in accordance with the best interests of our clients.

Baillie Gifford maintains a firm-wide Conflicts Policy and Matrix which identifies conflicts and potential conflicts of interest that exist within the firm, and the procedures and controls that have been adopted to manage these conflicts. It is maintained by the Chief Compliance Officer and is subject to review and approval by the Compliance Committee which consists of a cross section of senior management.
In addition, on or about April 23, 2021, the following will replace the information in the section of the Fund’s SAI entitled, "Portfolio Managers – C. Compensation Structure – Optimum International Fund – EARNEST”:

Baillie Gifford Overseas Limited

Baillie Gifford’s compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.
The partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and retention of existing clients, achieved through providing excellent investment service.
The prospect of becoming a partner is a strong incentive to our younger professionals. There are no set criteria for an employee to become a partner - individuals are invited to join the partnership as a result of their proven ability and ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the joint senior partners. We actively look to move our most qualified people along the partnership track.
A firm-wide bonus is paid annually. Additionally, a significant number of non-partner senior staff have a profits related bonus scheme with awards determined by individual appraisal ratings and team performance.
The remuneration for non-partner investment managers (portfolio managers and researchers) at Baillie Gifford has three key elements (i) base salary, (ii) a company-wide all staff bonus and (iii) a performance related bonus, referred to as the Investment Departments’ Bonus Scheme.
Performance for non-partner investment managers is measured in two ways. 50% of the bonus is based on individual performance. This is determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competences and pre-agreed objectives. The remaining 50% is determined by the investment performance of the Portfolio Construction Group (PCG), over a rolling 5 years p.a., reflecting our emphasis on long term investing.
All Bonus Scheme members defer between 20% and 40% of their annual variable remuneration. Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s principal decision-making process.
In addition, on or about April 23, 2021, the following will replace the information in the section of the Fund’s SAI entitled, "Appendix B – Proxy Voting Policies and Procedures – EARNEST”:

Baillie Gifford Overseas Limited

Baillie Gifford has a Proxy Voting Policy which is to take an active approach to share ownership rights and responsibilities on behalf of our clients. We aim to interpret guidelines flexibly in the light of local market regulation and practice, as well as individual company factors. Our philosophy underpinning our approach to share voting is to ensure that our voting decision is in the best interests of clients. Voting decisions are made by the Governance and Sustainability Team in collaboration with the investment managers.

We vote all of our clients' shares globally and vote against proposals where we feel that these are not in our clients’ interests. Where a stock is listed in a “blocking market” (where trading restrictions apply if we vote), we will only vote our clients’ shares on issues which could have a material impact on shareholder value. When we do not vote in line with management’s recommendation, we endeavor to discuss our concerns with the company prior to submitting our vote.

Please keep this supplement for future reference.

This Supplement is dated April 6, 2021.